SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 5, 2002


                               NTL INCORPORATED
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-30673                13-4105887
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     (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)


                110 East 59th Street, New York, New York 10022
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including area code: (212) 906-8440


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         (Former Name or Former Address, if Changed Since Last Report)



Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Media Release issued by NTL Incorporated on September 5, 2002


Item 9.  Regulation FD Disclosure.

         On September 5, 2002, NTL Incorporated announced that the United States Bankruptcy Court for the Southern District of New York will confirm the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, filed on July 15, 2002, as modified on September 5, 2002, a copy of which is filed as Exhibit 99.1 attached hereto and is incorporated by reference herein.




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL INCORPORATED
                                      (Registrant)

                                      By: /s/ Richard J. Lubasch
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                                      Name:  Richard J. Lubasch
                                      Title: Executive Vice President,
                                             General Counsel and Counsel


Dated:  September 5, 2002




                                 EXHIBIT INDEX
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Exhibit

99.1     Media Release issued by NTL Incorporated on September 5, 2002